COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	21.7%
BANKS	3.3%
Dime Community Bancshares, Inc., 5.50%(a)		56,453	$1,110,431
Fifth Third Bancorp, 6.625% to 12/31/23, Series I(a),(b),(c)		17,800	453,366
KeyCorp., 6.20% to 12/15/27(a),(b),(c)		17,088	414,384
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(a),(b),(c)		17,279	426,273
PacWest Bancorp, 7.75% to 9/1/27, Series A(a),(b)		41,200	1,034,532
PNC Financial Services Group, Inc./The, 6.85% (3 Month US LIBOR + 4.067%), Series P (FRN)(a),(c),(d)		19,408	492,575
Regions Financial Corp., 6.375% to 9/15/24, Series B(a),(b),(c)		28,080	718,848
Signature Bank/New York NY, 5.00%, Series a(a),(c)		44,333	778,044
Texas Capital Bancshares, Inc., 5.75%, Series B(a),(c)		84,175	1,779,459
Western Alliance Bancorp, 4.25% to 9/30/26, Series A(a),(b),(c)		36,353	796,858

			8,004,770

ELECTRIC	1.8%
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(b)		162,000	4,365,900

ELECTRIC—FOREIGN	0.7%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)(a),(c)		10,153	197,679
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(c)		47,325	787,961
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a),(c)		47,732	801,421

			1,787,061

FINANCIAL	2.0%
DIVERSIFIED FINANCIAL SERVICES	0.6%
Carlyle Finance LLC, 4.625%, due 5/15/61(c)		16,711	287,429
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)		27,286	522,800
Synchrony Financial, 5.625%, Series A(a),(c)		34,125	624,487

			1,434,716

INVESTMENT BANKER/BROKER	1.4%
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b),(c)		38,267	959,736
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b),(c)		40,758	1,007,538
Morgan Stanley, 6.50%, Series P(a),(c)		58,518	1,471,143

			3,438,417

TOTAL FINANCIAL			4,873,133

INDUSTRIALS—CHEMICALS	1.2%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		28,188	700,754

		Shares	Value
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		71,955	$1,780,886
CHS, Inc., 7.50%, Series 4(a)		15,422	410,842

			2,892,482

INSURANCE	5.0%
LIFE/HEALTH INSURANCE	3.1%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b),(c)		20,327	495,572
Athene Holding Ltd., 5.625%, Series B(a),(c)		31,058	691,972
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(b),(c)		18,452	465,360
Athene Holding Ltd., 4.875%, Series D(a),(c)		40,172	743,182
Brighthouse Financial, Inc., 5.375%, Series C(a),(c)		88,800	1,731,600
Equitable Holdings, Inc., 5.25%, Series A(a),(c)		4,723	98,380
Equitable Holdings, Inc., 4.30%, Series C(a),(c)		10,555	176,796
Prudential Financial, Inc., 5.95%, due 9/1/62(c)		40,203	970,903
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52 (c)		88,400	2,229,006

			7,602,771

MULTI-LINE	0.3%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(b),(c)		34,650	749,826

PROPERTY CASUALTY	0.8%
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a),(b),(c)		79,150	1,856,067

REINSURANCE	0.3%
Arch Capital Group Ltd., 4.55%, Series G(a),(c)		43,992	825,290

REINSURANCE—FOREIGN	0.5%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)(a),(b)		48,400	1,142,240

TOTAL INSURANCE			12,176,194

INTEGRATED TELECOMMUNICATIONS SERVICES	2.1%
Telephone and Data Systems, Inc., 6.625%, Series UU(a),(c)		82,867	1,653,197
Telephone and Data Systems, Inc., 6.00%, Series VV(a),(c)		68,967	1,282,786
United States Cellular Corp., 5.50%, due 3/1/70(c)		30,663	567,266
United States Cellular Corp., 5.50%, due 6/1/70(c)		32,537	601,934
United States Cellular Corp., 6.25%, due 9/1/69(c)		53,350	1,106,479

			5,211,662

PIPELINES	2.0%
Energy Transfer LP, 7.625% to 8/15/23, Series D(a),(b),(c)		128,715	2,943,712
Energy Transfer LP, 7.60% to 5/15/24, Series E(a),(b),(c)		78,522	1,899,447

			4,843,159

		Shares		Value
PIPELINES—FOREIGN	0.7%
Enbridge, Inc., 2.983% to 9/1/25, Series 15 (Canada)(a),(b),(c)		36,891		$408,876
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(b),(c)		40,240		952,481
TC Energy Corp., 3.351% to 11/30/25, Series 11 (Canada)(a),(b),(c)		26,957		361,612

				1,722,969

REAL ESTATE	2.0%
DATA CENTERS	0.4%
KKR Real Estate Finance Trust, Inc., 6.50%, Series A(a)		50,000		994,000

DIVERSIFIED	0.5%
Urstadt Biddle Properties, Inc., 5.875%, Series K(a)		60,000		1,218,000

HOTEL	0.3%
Pebblebrook Hotel Trust, 6.375%, Series G(a)		45,977		859,770

OFFICE	0.8%
Brookfield Property Partners LP, 5.75%, Series A(a),(c)		36,050		612,850
Brookfield Property Partners LP, 6.50%, Series A-1(a)		64,780		1,228,877
Brookfield Property Preferred LP, 6.25%, due 7/26/81(c)		4,559		85,709

				1,927,436

TOTAL REAL ESTATE				4,999,206

UTILITIES—ELECTRIC—FOREIGN	0.9%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(b),(c)		27,542		668,995
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b),(c)		22,887		554,094
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a),(c)		25,091		425,293
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a),(c)		34,274		604,593

				2,252,975

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$61,715,520)				53,129,511

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	123.1%
BANKS	35.0%
AgriBank FCB, 6.875% to 1/1/24(a),(b),(c)		26,000	†	2,665,000

	Principal Amount		Value
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a),(b)	$427,000		$334,185
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a),(b)	2,735,000		1,955,525
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b),(c)	2,141,000		1,838,584
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b),(c)	2,100,000		2,014,540
Bank of America Corp., 6.125% to 4/27/27, Series TT(a),(b),(c)	1,380,000		1,307,550
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b),(c)	4,620,000		4,475,625
Bank of America Corp., 6.30% to 3/10/26, Series DD(a),(b),(c)	922,000		910,291
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b),(c)	3,151,000		3,099,651
Bank of America Corp., 8.05%, due 6/15/27, Series B(c)	1,815,000		1,969,473
Capital One Financial Corp., 3.95% to 9/1/26, Series M(a),(b)	833,000		655,988
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)	4,115,000		4,399,885
Citigroup, Inc., 3.875% to 2/18/26(a),(b)	3,680,000		3,043,838
Citigroup, Inc., 4.00% to 12/10/25, Series W(a),(b)	650,000		549,250
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(b)	893,000		796,893
Citigroup, Inc., 5.90% to 2/15/23(a),(b)	750,000		744,375
Citigroup, Inc., 5.95% to 1/30/23(a),(b)	1,443,000		1,429,465
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b)	2,700,000		2,447,002
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)	2,259,000		2,166,381
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(b)	1,477,000		1,443,767
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(b),(c)	303,000		281,790
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b),(c)	2,534,000		2,448,804
CoBank ACB, 6.45% to 10/1/27, Series K(a),(b),(c)	1,370,000		1,352,401
Comerica, Inc., 5.625% to 7/1/25, Series A(a),(b)	1,212,000		1,191,651
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)(e)	457,869		492,209
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(a),(b),(e)	1,850,000		1,766,750
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(e)	50,000	†	5,125,000
Fifth Third Bancorp, 4.50% to 9/30/25, Series L(a),(b)	600,000		553,450
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)(a),(d),(e),(f)	1,537	†	1,230,176
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)	681,000		664,982
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(a),(b)	678,000		522,060
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(a),(b)	478,000		380,608
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(b)	1,481,000		1,427,314
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a),(b),(c)	1,020,000		910,343
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a),(b),(c)	723,000		673,585

		Principal Amount	Value
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(a),(b),(c)		$394,000	$355,536
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b),(c)		4,103,000	3,941,444
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(b),(c)		608,000	590,550
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b),(c)		3,230,000	3,202,710
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a),(b),(c)		1,380,000	1,283,400
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a),(b),(c)		2,176,000	2,061,760
Regions Financial Corp., 5.75% to 6/15/25, Series D(a),(b)		492,000	485,850
SVB Financial Group, 4.00% to 5/15/26, Series C(a),(b)		2,580,000	1,962,002
SVB Financial Group, 4.25% to 11/15/26, Series D(a),(b)		2,410,000	1,778,574
SVB Financial Group, 4.70% to 11/15/31, Series E(a),(b)		1,280,000	938,847
Truist Financial Corp., 4.95% to 9/1/25, Series P(a),(b),(c)		1,509,000	1,453,605
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(b),(c)		1,056,000	941,571
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b),(c)		1,119,000	909,187
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(b)		4,994,000	4,226,172
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)		2,460,000	2,348,188
Wells Fargo & Co., 5.95%, due 12/1/36		1,712,000	1,594,921
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		249,000	275,555

			85,618,263

BANKS—FOREIGN	42.1%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a),(b),(g),(h)		1,200,000	933,498
Abanca Corp. Bancaria SA, 7.50% to 10/2/23 (Spain)(a),(b),(g),(h)		600,000	546,280
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(a),(b),(c),(g),(h)		1,600,000	1,420,124
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(c),(e),(h)		1,600,000	1,529,416
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(h)		800,000	696,248
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(a),(b),(g),(h)		800,000	631,630
Banco BPM SpA, 7.00% to 4/12/27 (Italy)(a),(b),(g),(h)		400,000	304,790
Banco Santander SA, 4.75% to 11/12/26 (Spain)(a),(b),(h)		1,200,000	832,632
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(b),(g),(h)		1,400,000	1,306,207
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(c),(e)		2,300,000	2,311,500
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(a),(b),(g),(h)		500,000	432,251
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a),(b),(g),(h)		1,610,000	1,483,926
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(b),(c)		1,380,000	1,235,403
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(b),(c),(h)		2,000,000	1,687,700
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(b),(c),(h)		600,000	582,123
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)(a),(b),(c),(g),(h)		400,000	430,405
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(c),(h)		3,200,000	2,976,480

	Principal Amount	Value
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a),(b),(c),(h)	$4,000,000	$3,510,800
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a),(b),(c),(g),(h)	2,600,000	2,641,760
BNP Paribas SA, 4.625% to 2/25/31, 144A (France)(a),(b),(e),(h)	800,000	514,156
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(b),(e),(h)	1,580,000	1,451,941
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(b),(e),(h)	765,000	662,435
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(e),(h)	2,600,000	2,461,103
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(a),(b),(e),(h)	4,600,000	4,256,380
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(b),(c),(g),(h)	600,000	519,036
Coventry Building Society, 6.875% to 9/18/24 (United Kingdom)(a),(b),(g),(h)	1,000,000	1,003,499
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(c),(e),(h)	900,000	830,493
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(c),(e),(h)	3,100,000	2,981,521
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(c),(e),(h)	1,650,000	1,594,354
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)(c),(e),(h)	1,400,000	1,385,706
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(b),(e),(h)	3,000,000	2,190,000
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(b),(e),(h)	600,000	459,040
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(e),(h)	2,287,000	2,107,871
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(c),(e),(h)	1,000,000	860,000
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)(a),(b),(c),(e),(h)	4,000,000	3,933,517
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a),(b),(g),(h)	1,200,000	1,080,006
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(a),(b),(h)	2,600,000	1,963,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(b),(h)	1,200,000	1,017,360
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(e)	930,000	1,179,163
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(c),(h)	1,000,000	902,325
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(c),(h)	1,000,000	839,417
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)(b),(g)	800,000	642,795
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(b),(c),(h)	2,200,000	1,893,169
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(c),(h)	3,400,000	3,041,623
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a),(b),(g),(h)	1,400,000	1,318,199
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(e),(h)	2,000,000	1,667,988

	Principal Amount	Value
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(a),(b),(h)	$400,000	$359,227
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(h)	2,137,000	1,986,865
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(h)	2,400,000	2,196,000
Lloyds Banking Group PLC, 8.50% to 9/27/27 (United Kingdom)(a),(b),(h)	1,400,000	1,436,980
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(e),(h)	400,000	347,005
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(a),(b),(g),(h)	600,000	537,873
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(b),(c),(h)	3,600,000	3,150,000
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(c),(h)	2,000,000	1,869,510
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(c),(e),(h)	1,000,000	928,500
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(b),(c)	1,400,000	940,945
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a),(b),(c),(g),(h)	1,600,000	1,484,000
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(a),(b),(e),(h)	800,000	550,240
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(b),(e),(h)	1,360,000	1,077,782
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(e),(h)	2,400,000	2,307,000
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(e),(h)	2,600,000	2,480,543
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(e),(h)	550,000	536,520
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)(a),(b),(c),(g),(h)	400,000	382,500
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(a),(b),(g),(h)	1,200,000	1,017,750
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b),(g),(h)	2,800,000	2,615,388
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(g),(h)	1,400,000	1,336,076
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(b),(e),(h)	4,600,000	4,364,020
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a),(b),(g),(h)	2,000,000	1,765,930
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)(a),(b),(g),(h)	1,000,000	963,665

		102,883,589

		Principal Amount	Value
ELECTRIC	3.3%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(b)		$908,000	$712,707
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a),(b)		2,041,000	1,741,705
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(b)		660,000	584,597
Duke Energy Corp., 4.875% to 9/16/24(a),(b)		970,000	871,780
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(b)		392,000	308,145
Southern California Edison Co., 6.981% (3 Month US LIBOR + 4.199%), Series E (FRN)(a),(d)		1,000,000	952,500
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(b),(c)		1,772,000	1,441,327
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(b),(c)		750,000	674,025
Southern Co./The, 5.113%, due 8/1/27(c)		820,000	799,437

			8,086,223

ELECTRIC—FOREIGN	2.1%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		4,794,000	4,564,386
SSE PLC, 4.00% to 1/21/28 (United Kingdom)(a),(b),(c),(g)		700,000	601,877

			5,166,263

FINANCIAL	5.4%
CREDIT CARD	0.4%
American Express Co., 3.55% to 9/15/26(a),(b)		651,000	503,338
Discover Financial Services, 6.125% to 6/23/25, Series D(a),(b)		500,000	488,979

			992,317

DIVERSIFIED FINANCIAL SERVICES	1.2%
Aircastle Ltd., 5.25% to 6/15/26, 144A(a),(b),(e)		620,000	468,158
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(b),(c),(e)		878,000	747,005
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(b),(e)		1,075,000	838,963
ILFC E-Capital Trust I, 5.115% (30 Year CMT + 1.55%), due 12/21/65, 144A (FRN) (TruPS)(d),(e)		1,204,000	786,032

			2,840,158

DIVERSIFIED FINANCIAL SERVICES—FOREIGN	0.6%
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a),(b),(g),(h)		1,600,000	1,456,832

		Principal Amount	Value
INVESTMENT BANKER/BROKER	3.2%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(b)		$1,313,000	$966,149
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(b),(c)		4,165,000	3,421,363
Charles Schwab Corp./The, 5.00% to 6/1/27(a),(b),(c)		1,202,000	1,083,303
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(b),(c)		2,518,000	2,461,345

			7,932,160

TOTAL FINANCIAL			13,221,467

FOOD	0.9%
Land O’ Lakes, Inc., 7.00%, 144A(a),(e)		1,100,000	1,022,868
Land O’ Lakes, Inc., 7.25%, 144A(a),(e)		1,190,000	1,114,042

			2,136,910

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 6.623% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(d)		786,000	738,002

INSURANCE	15.7%
FINANCE	0.4%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144A(b),(e)		1,250,000	968,160

LIFE/HEALTH INSURANCE	6.2%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(b),(c),(e)		2,040,000	1,871,423
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a),(b),(c)		1,150,000	1,081,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(c),(e)		1,323,000	1,415,610
MetLife, Inc., 9.25%, due 4/8/38, 144A(c),(e)		3,109,000	3,597,146
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(b),(c)		1,000,000	987,530
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b),(c)		2,310,000	2,160,466
SBL Holdings, Inc., 6.50% to 11/13/26, 144A(a),(b),(e)		1,730,000	1,306,150
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(a),(b),(e)		1,466,000	1,178,297
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(b)		790,000	767,378
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(b)		855,000	830,762

			15,195,762

LIFE/HEALTH INSURANCE—FOREIGN	3.9%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(b),(c),(e)		2,793,000	2,711,845
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)(a),(b),(g)		1,220,000	1,174,329

		Principal Amount	Value
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(g)		$1,351,000	$1,349,852
Kyobo Life Insurance Co., Ltd., 5.90% to 6/15/27,144A (South Korea)(a),(b),(e)		1,000,000	975,000
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(b),(c),(g)		1,200,000	1,077,372
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(b),(c),(g),(h)		1,200,000	978,048
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a),(b),(g),(h)		600,000	426,758
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(a),(b),(c),(g),(h)		600,000	542,456
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)(b),(c),(e)		400,000	351,750

			9,587,410

MULTI-LINE	0.5%
Hartford Financial Services Group, Inc./The, 5.03% (3 Month US LIBOR + 2.125%), due 2/12/47, Series ICON, 144A (FRN)(c),(d),(e)		1,400,000	1,156,109

MULTI-LINE—FOREIGN	0.3%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(b),(c)		200,000	173,067
AXA SA, 8.60%, due 12/15/30 (France)(c)		525,000	619,146

			792,213

PROPERTY CASUALTY	2.3%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(b)		1,805,000	1,773,052
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(b)		1,390,000	1,130,783
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b),(c)		1,770,000	1,585,796
Markel Corp., 6.00% to 6/1/25(a),(b)		1,095,000	1,064,156

			5,553,787

PROPERTY CASUALTY—FOREIGN	1.3%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(a),(b),(g),(h)		400,000	345,301
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(b),(g)		1,200,000	924,677
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(a),(b),(c),(e)		1,800,000	1,673,028

		Principal Amount	Value
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b),(c),(g)		$200,000	$184,097

			3,127,103

REINSURANCE	0.8%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b),(c)		545,000	443,951
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(b),(e)		2,086,000	1,573,278

			2,017,229

TOTAL INSURANCE			38,397,773

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.6%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(b)		2,125,000	1,476,259

OIL & GAS—FOREIGN	2.6%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a),(b),(c)		2,170,000	2,012,675
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(b),(c)		5,112,000	4,412,295

			6,424,970

PIPELINES	1.3%
Energy Transfer LP, 6.50% to 11/15/26, Series H(a),(b)		1,400,000	1,223,045
Energy Transfer LP, 7.125% to 5/15/30, Series G(a),(b)		2,347,000	1,934,032

			3,157,077

PIPELINES—FOREIGN	7.2%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b),(c)		3,400,000	2,999,650
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b),(c)		1,724,000	1,544,745
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b),(c)		1,970,000	1,773,004
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b),(c)		998,000	963,718
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(b),(c)		2,152,000	2,081,354
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b),(c)		3,007,000	2,612,331
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b),(c)		1,348,000	1,170,730
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b),(c)		4,807,000	4,486,016

			17,631,548

		Principal Amount	Value
REAL ESTATE—RETAIL—FOREIGN	1.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(b),(c),(e)		$2,500,000	$2,150,114
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(b),(e)		2,500,000	2,038,300

			4,188,414

UTILITIES	4.9%
ELECTRIC	3.5%
Edison International, 5.00% to 12/15/26, Series B(a),(b)		2,346,000	1,859,205
Edison International, 5.375% to 3/15/26, Series A(a),(b)		2,320,000	1,914,000
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(b)		1,790,000	1,410,926
Sempra Energy, 4.875% to 10/15/25(a),(b)		3,770,000	3,515,525

			8,699,656

ELECTRIC—FOREIGN	1.2%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b)		2,524,000	2,066,929
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(e)		800,000	799,840

			2,866,769

GAS—DISTRIBUTION	0.2%
South Jersey Industries, Inc., 5.02%, due 4/15/31(c)		610,000	496,563

TOTAL UTILITIES			12,062,988

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$338,505,109)			301,189,746

		Shares
SHORT-TERM INVESTMENTS	4.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.47%(i)		11,475,846	11,475,846

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$11,475,846)			11,475,846

		Value
PURCHASED OPTION CONTRACTS (Premiums paid—$188,971)	0.1%	$134,036
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$411,885,446)	149.6%	365,929,139
WRITTEN OPTION CONTRACTS (Premiums received—$34,424)	0.0	(15,281)
LIABILITIES IN EXCESS OF OTHER ASSETS	(49.6)	(121,241,465)

NET ASSETS (Equivalent to $20.34 per share based on 12,026,622 shares of common stock outstanding)	100.0%	$244,672,393

Over-the-Counter Option Contracts

Purchased Options
Binary Options
Description	Counterparty	Exercise Price/Rate		Expiration Date	Notional Amount(j)	Premiums Paid	Value
Put—Euro Currency	Goldman Sachs International		0.985	11/17/22	$146,154	$38,000	$69,155
Put—Euro Stoxx Banks Index	Goldman Sachs International	EUR	65.00	11/18/22	144,910	38,543	16,052
					$291,064	$76,543	$85,207

Interest Rate Swaptions
Description	Counterparty	Excercise Rate		Expiration Date	Notional Amount(k)	Premiums Paid	Value
Option to pay USD-SOFR-OIS Annually, Receive 3.00% Annually, maturing 1/19/33	Goldman Sachs International		3.00%	1/17/23	$6,783,000	$112,428	$48,829

Written Options
Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount(k)	Premiums Received	Value
Option to receive USD-SOFR-OIS Annually, Pay 2.50% Annually, maturing 1/19/33	Goldman Sachs International	2.50%	1/17/23	$(6,783,000)	$(34,424)	$(15,281)

Centrally Cleared Interest Rates

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(l)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 30,000,000	0.548%	Monthly	2.818%	Monthly	9/15/25	$3,009,291	$—	$3,009,291
39,000,000	1.181%	Monthly	2.818%	Monthly	9/15/26	4,049,063	—	4,049,063
40,000,000	0.930%	Monthly	2.818%	Monthly	9/15/27	5,403,891	—	5,403,891
						$12,462,245	$—	$12,462,245

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the nine months ended September 30, 2022.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	2,489,879	USD	1,897,933	10/4/22	$95,439
Brown Brothers Harriman	EUR	1,369,206	USD	1,379,201	10/4/22	37,311
Brown Brothers Harriman	EUR	6,795,339	USD	6,844,945	10/4/22	185,172
Brown Brothers Harriman	GBP	1,600,000	USD	1,846,224	10/4/22	59,744
Brown Brothers Harriman	GBP	8,435,137	USD	9,807,871	10/4/22	389,619
Brown Brothers Harriman	USD	1,806,276	CAD	2,489,879	10/4/22	(3,782)
Brown Brothers Harriman	USD	157,010	EUR	158,120	10/4/22	(2,045)
Brown Brothers Harriman	USD	1,340,453	EUR	1,369,206	10/4/22	1,438
Brown Brothers Harriman	USD	6,497,837	EUR	6,637,219	10/4/22	6,970
Brown Brothers Harriman	USD	475,405	GBP	412,600	10/4/22	(14,716)
Brown Brothers Harriman	USD	122,844	GBP	115,000	10/4/22	5,560

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	USD	214,700	GBP	200,000	10/4/22	$8,610
Brown Brothers Harriman	USD	1,226,673	GBP	1,125,000	10/4/22	29,446
Brown Brothers Harriman	USD	9,105,200	GBP	8,182,537	10/4/22	31,011
Brown Brothers Harriman	CAD	2,408,885	USD	1,747,266	11/2/22	3,552
Brown Brothers Harriman	EUR	6,360,810	USD	6,239,109	11/2/22	(7,242)
Brown Brothers Harriman	EUR	1,320,586	USD	1,295,319	11/2/22	(1,503)
Brown Brothers Harriman	GBP	7,563,850	USD	8,421,288	11/2/22	(29,434)
						$795,150

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $182,735,927 in aggregate has been pledged as collateral.
(d)	Variable rate. Rate shown is in effect at September 30, 2022.
(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $82,325,447 which represents 33.6% of the net assets of the Fund, of which 0.0% are illiquid.

(f)	Security value is determined based on significant unobservable inputs (Level 3).

(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $33,859,187 which represents 13.8% of the net assets of the Fund, of which 0.0% are illiquid.

(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $100,323,178 which represents 41.0% of the net assets of the Fund (26.8% of the managed assets of the Fund).

(i)	Rate quoted represents the annualized seven-day yield.
(j)	Represents the nominal pay out amount.
(k)	Represents the notional amount of the underlying swap contract.
(l)	Based on 1-Month LIBOR. Represents rate in effect at September 30, 2022.

Country Summary	% of Managed Assets
United States	51.3
United Kingdom	10.8
Canada	8.6
France	6.1
Switzerland	5.9
Australia	2.1
Netherlands	1.8
Italy	1.6
Japan	1.4
Spain	1.2
Germany	0.9
Ireland	0.9
Hong Kong	0.6
Sweden	0.5
Other (includes short-term investments)	6.3

100.0

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Preferred Securities—$25 Par Value:
Insurance—Life-Health Insurance	$5,373,765	$2,229,006	$—		$7,602,771
Other Industries	45,526,740	—	—		45,526,740
Preferred Securities—Capital Securities:
Banks	—	84,388,087	1,230,176	(a)	85,618,263
Other Industries	—	215,571,483	—		215,571,483
Short-Term Investments	—	11,475,846	—		11,475,846
Purchased Option Contracts	—	134,036	—		134,036

Total Investments in Securities(b)	$50,900,505	$313,798,458	$1,230,176		$365,929,139

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Interest Rate Swap Contracts	$—	$12,462,245	$—	$12,462,245
Forward Foreign Currency Exchange Contracts	—	853,872	—	853,872

Total Derivative Assets(b)	$—	$13,316,117	$—	$13,316,117

Written Option Contracts	$—	$(15,281)	$—	$(15,281)
Forward Foreign Currency Exchange Contracts	—	(58,722)	—	(58,722)

Total Derivative Liabilities(b)	$—	$(74,003)	$—	$(74,003)

(a)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Banks
Balance as of December 31, 2021	$—
Transfer into Level 3(a)	1,230,176

Balance as of September 30, 2022	$1,230,176

(a)	Transfers from level 2 to Level 3 are due to a decrease in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine prices.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre-determined amount of cash or nothing at all.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2022:

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$13,856,658	$15,298,167	$22,344,848

(a)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for binary option contracts represents the nominal payout amount. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

(b)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents nine months for purchased option contracts and eight months for written option contracts.